August 26, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            August 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 August 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            August 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 August 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          August 26, 2003



By: /s/ Richard C. Goldman
Title:  Vice President


EX-1

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               08-Aug-03
Determination Date:            14-Aug-03
Monthly Payment Date:          15-Aug-03
Collection Period Ending:      31-Jul-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               12,164,624.55
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    251,667.10
    Current Monthly Interest Shortfall/Excess                                                                         -82,527.67
    Recoup of Collection Expenses                                                                                     -12,268.70
    Amount of Withdrawal, if any, from Reserve Account                                                                 23,588.07
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   12,345,083.35

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,935,369.11
    Amount of Interest Payments Received During the Collection Period                                               2,017,896.78
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -82,527.67

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,500,025.52
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                  23,588.07
    Reserve Account Investment Earnings                                                                                 5,475.23
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,500,025.52
    Total Ending Reserve Balance                                                                                    7,481,912.68

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,017,896.78
    Scheduled Principal Payments Received                                                                           2,270,871.47
    Principal Prepayments Received                                                                                  7,875,856.30
    Total Interest and Principal Payments Received                                                                 12,164,624.55

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   267,763.63
    minus  Reasonable Expenses                                                                                         16,096.53
    Net Liquidation Proceeds                                                                                          251,667.10
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     251,667.10

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   12,416,291.65
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  268,300,184.26
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      111,791.74

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  268,300,184.26
    Pool Balance as of the Current Accounting Date                                                                257,197,324.72
    Age of Pool in Months                                                                                                     53

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        265,617,182.42
    Aggregate Note Balance as of Current Accounting Date                                                          254,625,351.47

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             49                1,120,957.43         0.436%
    60-89 Days Delinquent             19                 724,612.81          0.282%
    90-119 Days Delinquent            12                 579,065.25          0.225%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           18                 956,131.77          0.372%
    Cumulative Defaults              1038              40,670,542.55         4.067%
    Cumulative Recoveries                              17,616,881.72         1.762%


    Current Month Realized Losses                                                                                     909,388.40
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.091%
    Preceding Realized Losses                                                                                         600,728.11
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.060%
    Second Preceding Realized Losses                                                                                  754,452.70
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.075%
    Cumulative Realized Losses                                                                                     23,053,660.83
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.305%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.25719645
                                                                                                                      0.25462535

a)                                                                                                                          0.00
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                               0.00
    Class A-5                                                                                                         777,349.63
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                                       0.00                  0.00              0.00
    Class A-5                                                             156,251,182.42         10,991,830.95    145,259,351.47
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    111,028.59
                                                                                                                     -134,616.66


VIIIPOOL STATISTICS

                                                                                                                           8.84%
                                                                                                                             182


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,345,083.35
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,346,125.02

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-2

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               08-Aug-03
Determination Date:            14-Aug-03
Monthly Payment Date:          15-Aug-03
Collection Period Ending:      31-Jul-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                7,655,184.78
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    322,243.07
    Current Monthly Interest Shortfall/Excess                                                                         -45,824.75
    Recoup of Collection Expenses                                                                                     -24,732.40
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,906,870.70

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,018,114.96
    Amount of Interest Payments Received During the Collection Period                                               1,063,939.71
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -45,824.75

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,000,002.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 8,145.69
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                 -8,145.69
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,000,002.18
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,063,939.71
    Scheduled Principal Payments Received                                                                             983,931.73
    Principal Prepayments Received                                                                                  5,607,313.34
    Total Interest and Principal Payments Received                                                                  7,655,184.78

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   352,672.43
    minus  Reasonable Expenses                                                                                         30,429.36
    Net Liquidation Proceeds                                                                                          322,243.07
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     322,243.07

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,977,427.85
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  149,155,929.83
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       62,148.30

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  149,155,929.83
    Pool Balance as of the Current Accounting Date                                                                142,241,668.35
    Age of Pool in Months                                                                                                     51

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        146,172,811.23
    Aggregate Note Balance as of Current Accounting Date                                                          139,396,834.98

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             25                 421,086.80          0.296%
    60-89 Days Delinquent             10                 162,672.36          0.114%
    90-119 Days Delinquent             3                 108,169.93          0.076%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            9                 323,016.41          0.227%
    Cumulative Defaults               355              17,415,175.42         3.166%
    Cumulative Recoveries                               8,483,830.79         1.543%


    Current Month Realized Losses                                                                                     323,016.41
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.059%
    Preceding Realized Losses                                                                                         518,042.80
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.094%
    Second Preceding Realized Losses                                                                                  251,785.04
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.046%
    Cumulative Realized Losses                                                                                      8,931,344.63
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.624%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.25862116
                                                                                                                      0.25344879

a)                                                                                                                    105,535.58
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         200,738.58
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              37,173,811.23          6,775,976.25     30,397,834.98
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    138,285.23
                                                                                                                       56,296.94


VIIIPOOL STATISTICS

                                                                                                                           8.34%
                                                                                                                             141


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,712,288.53
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,713,330.20

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              194,582.17



EX-3

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               08-Aug-03
Determination Date:            14-Aug-03
Monthly Payment Date:          15-Aug-03
Collection Period Ending:      31-Jul-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                4,781,939.13
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    109,165.51
    Current Monthly Interest Shortfall/Excess                                                                         -22,658.37
    Recoup of Collection Expenses                                                                                      -4,880.57
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    4,863,565.70

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      969,960.51
    Amount of Interest Payments Received During the Collection Period                                                 992,618.88
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -22,658.37

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             2,808,982.68
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               2,779,105.29
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                16,421.58
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 2,058.46
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           2,779,105.29
    Total Ending Reserve Balance                                                                                    2,797,585.33

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        992,618.88
    Scheduled Principal Payments Received                                                                             968,477.12
    Principal Prepayments Received                                                                                  2,820,843.13
    Total Interest and Principal Payments Received                                                                  4,781,939.13

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   115,129.20
    minus  Reasonable Expenses                                                                                          5,963.69
    Net Liquidation Proceeds                                                                                          109,165.51
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     109,165.51

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    4,891,104.64
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  132,217,550.15
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       55,090.65

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  132,217,550.15
    Pool Balance as of the Current Accounting Date                                                                128,198,384.20
    Age of Pool in Months                                                                                                     49

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        130,895,374.65
    Aggregate Note Balance as of Current Accounting Date                                                          126,916,400.36

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             33                 810,668.85          0.632%
    60-89 Days Delinquent             13                 238,277.97          0.186%
    90-119 Days Delinquent             7                 171,671.13          0.134%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            9                 229,845.70          0.179%
    Cumulative Defaults               387              13,890,912.41         3.709%
    Cumulative Recoveries                               6,473,570.39         1.728%



    Current Month Realized Losses                                                                                     159,521.22
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.043%
    Preceding Realized Losses                                                                                         405,444.18
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.108%
    Second Preceding Realized Losses                                                                                  274,766.41
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.073%
    Cumulative Realized Losses                                                                                      7,417,342.02
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.980%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.34229043
                                                                                                                      0.33886754

a)                                                                                                                    116,848.39
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         119,751.95
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              21,609,374.65          3,978,974.29     17,630,400.36
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     40,191.66
                                                                                                                      -23,770.08


VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             130


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        4,863,565.70
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 4,864,274.03

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-4

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:               08-Aug-03
Determination Date:            14-Aug-03
Monthly Payment Date:          15-Aug-03
Collection Period Ending:      31-Jul-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 13,745,079.48
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      115,444.34
    Current Monthly Interest Shortfall/Excess                                                                           -96,422.96
    Recoup of Collection Expenses                                                                                       -37,420.10
    Amount of Withdrawal, if any, from Reserve Account                                                                  585,573.51
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     14,312,254.27

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,142,075.04
    Amount of Interest Payments Received During the Collection Period                                                 2,238,498.00
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -96,422.96

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,965,944.72
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                   585,573.51
    Reserve Account Investment Earnings                                                                                   3,207.13
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,965,944.72
    Total Ending Reserve Balance                                                                                      3,383,578.34

IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                         2238498
    Interest Payments Received                                                                                          1873479.16
    Scheduled Principal Payments Received                                                                               9633102.32
    Principal Prepayments Received                                                                                     13745079.48
    Total Interest and Principal Payments Received

b)                                                                                                                       146140.84
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                        30696.5
    minus  Reasonable Expenses                                                                                           115444.34
    Net Liquidation Proceeds                                                                                                     0
    Amount Allocable to Interest                                                                                        115,444.34
    Amount Allocable to Principal

c)                                                                                                                               0
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal
                                                                                                                       13860523.82

V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    287,415,359.86
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        179,634.60




VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                               529467226.6
    Pool Balance as of Preceding Accounting Date                                                                    287,415,359.86
    Pool Balance as of the Current Accounting Date                                                                  274,656,397.61
    Age of Pool in Months                                                                                                    21.00

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          287,415,359.86
    Aggregate Note Balance as of Current Accounting Date                                                            274,656,397.61

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             55                1,529,889.59         0.557%
    60-89 Days Delinquent             17                 456,294.32          0.166%
    90-119 Days Delinquent            14                 789,672.45          0.288%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       16                1,252,380.77         0.456%
    Cumulative Defaults               275              11,121,797.11         2.101%
    Cumulative Recoveries                               3,909,704.02         0.738%


    Current Month Realized Losses                                                                                     1,136,936.43
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.215%
    Preceding Realized Losses                                                                                           545,020.26
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.103%
    Second Preceding Realized Losses                                                                                    447,641.56
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.085%
    Cumulative Realized Losses                                                                                        7,212,093.09
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.362%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.51874107
                                                                                                                        0.50609250

a)                                                                                                                      179,634.60
                                                                                                                              0.00

b)
    Class A-1                                                                                                                 0.00
    Class A-2                                                                                                                 0.00
    Class A-3                                                                                                           306,975.67
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                                       0.00                     0.00             0.00
    Class A-2                                                                       0.00                     0.00             0.00
    Class A-3                                                              77,715,359.86            12,758,962.25    64,956,397.61
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00



VIIIPOOL STATISTICS

                                                                                                                             9.17%
                                                                                                                               155


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              14,312,254.27


TOTAL WIRE TO HSBC                                                                                                   14,312,254.27

Amount Due To Servicer                                                                                                        0.00
